                                 EXHIBIT 99.1
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The exchange offer will expire at 5:00 p.m., New York City time, on November 30,
1999, unless extended (the "expiration date").
--------------------------------------------------------------------------------

Metropolitan Mortgage & Securities Co., Inc.
601 West 1st Avenue
Spokane, Washington  99201-5015

                             LETTER OF TRANSMITTAL

To Exchange outstanding Investment Debentures Series II and III, and outstanding Installment Debentures Series I
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Exchange Agent: Metropolitan Investment Securities, Inc.

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To:  Metropolitan Investment Securities, Inc.

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FACSIMILE TRANSMISSION: (509) 835-2767

CONFIRM BY TELEPHONE TO: (509) 835-2210

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VIA MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:

Metropolitan Investment Securities, Inc.
Attn: Exchange Agent
601 West 1st Avenue
Spokane, Washington  99201-5015

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated ____________, 1999 (the Prospectus") of Metropolitan Mortgage & Securities Co., Inc., a Washington corporation (the "Issuer"), and this letter of transmittal for Investment Debentures Series II and III, and Installment Debentures Series I, which may be amended from time to time (this "letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount and accrued interest of its 9% Notes due 2004 (the "Exchange Notes") for each $1,000 in principal amount of its outstanding Investment Debentures Series II and III, or Installment Debentures Series I (collectively, the "debentures"), that were issued and sold in various transactions registered under the Securities Act of 1933 (the "Securities Act").

     The undersigned has completed, executed and delivered this letter to indicate the action he or she desires to take with respect to the Exchange Offer.

     All holders of debentures who wish to tender their debentures must, prior to the expiration date: (1) complete, sign, date and deliver this letter, or a facsimile thereof, to the exchange agent, in person or to the address set forth above; and (2) tender his or her debentures, or if a tender of debentures is to be made by a book-entry transfer, confirm the book entry transfer, in each case in accordance with the procedures for tendering described in the Instructions to this letter. Holders of debentures whose certificates are not immediately available with all other documents required by this letter to be delivered to the exchange agent on or prior to the expiration date, must tender their debentures according to the guaranteed delivery procedures listed under the caption "THE EXCHANGE OFFER--How to Tender Your Debentures" in the Prospectus. See Instruction 1.

     Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of debentures validly tendered and the issuance of the Exchange Notes will be made on the exchange date, which is the first business day following the expiration date of the offering. For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered debentures only when the Issuer has given written notice thereof to the exchange agent.

     The Instructions included with this letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this letter may be directed to the exchange agent, at the address listed above.

     Please read the entire letter of transmittal, including the instructions to this letter, carefully before checking any box below.

     List in Box 1 below the debentures you own. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of debentures on a separate signed schedule and attach that schedule to this letter.

                                     BOX 1

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

 Name(s) and Address(es) of           Certificate                Principal Amount of          Principal Amount of
    Registered Holder(s)              Number(s)/1/                    Debentures                   Debentures
 (Please fill in if blank)                                                                        Tendered/2/
_____________________________    ________________________       _____________________       ___________________________
_____________________________    ________________________       _____________________       ___________________________
_____________________________    ________________________       _____________________       ___________________________
            Totals:                                             _____________________       ___________________________

    Additional Cash                  Total cash and
      Tendered (3)                 debentures tendered

 ________________________        ________________________
 ________________________        ________________________
 ________________________        ________________________

__________
1 Need not be completed if debentures are being tendered by book-entry transfer.
2 Unless otherwise indicated, the entire principal amount of debentures represented by a certificate delivered to the exchange agent will be deemed to have been tendered.
3 You may tender cash in addition to your debentures to meet the $5,000 increments for exchange.

Ladies and Gentlemen:


     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount and accrued interest of debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the debentures tendered with this letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the debentures tendered.

     The undersigned constitutes and appoints the exchange agent as his or her agent and attorney-in-fact (with full knowledge that the exchange agent also acts as the agent of the Issuer) with respect to the tendered debentures, with full power of substitution, to: (a) deliver certificates for such debentures;
(b) deliver debentures and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the exchange agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of the debentures tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the debentures, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the debentures tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the debentures tendered.

     By tendering debentures, the undersigned certifies (a) that it is not an "affiliate" of the Issuer within the meaning of the Securities Act (an "Affiliate"), that it is not a broker-dealer that owns debentures acquired directly from the Issuer or an Affiliate, that it is acquiring the Exchange Notes acquired directly from the Issuer or an Affiliate, that it is acquiring the Exchange Notes offered hereby in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of such Exchange Notes; (b) that it is an Affiliate of the Issuer or of any of the initial purchasers of the debentures in the debentures Offering and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it; or (c) that it is a participating broker-dealer and that it will deliver a prospectus in connection with any resale of the Exchange Notes.

     If the undersigned is a broker-dealer that will receive Exchange Notes for its own account, it will deliver a prospectus in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The Issuer may accept the undersigned's tender by delivering written notice of acceptance to the exchange agent. The Issuer may, in its sole discretion, accept or reject any tender for any reason, and will have no liability to any party as a result thereof.

     All authority conferred or agreed to be conferred by this letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     Unless otherwise indicated under "Special Delivery Instructions" below, the exchange agent will deliver Exchange Notes (and, if applicable, a certificate for any debentures not tendered but represented by a certificate also encompassing debentures which are tendered) to the undersigned at the address set forth in Box 1.

     The Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this letter, the Prospectus shall prevail.

 [_] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER AND COMPLETE THE FOLLOWING:

 Name(s) of Registered Owner(s):________________________________________________

 Account Number:________________________________________________________________

 Transaction Number:____________________________________________________________

 [_] CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE
     OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

 Name(s) of Registered Owner(s):________________________________________________

 Date of Execution of Notice of Guaranteed Delivery:____________________________

 Window Ticket Number (if available):___________________________________________

 Name of Institution which Guaranteed Delivery:_________________________________

              Please read the accompanying instructions carefully

                                     BOX 2

                               PLEASE SIGN HERE
                      WHETHER OR NOT DEBENTURES ARE BEING
                          PHYSICALLY TENDERED HEREBY

     This box must be signed by registered holder(s) of debentures as their name(s) appear(s) on certificate(s) for debentures, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)


                                 _______________________________________________

                                 _______________________________________________
                                 Signature(s) of Owner(s) or Authorized
                                 Signatory

                                 Date ____________, 1999

                                 Name(s)________________________________________
                                         (Please Print)

                                 Capacity_______________________________________

                                 Address
                                 _______________________________________________
                                 _______________________________________________
                                 _______________________________________________
                                 (Include Zip Code)

                                 Area Code and Telephone No.____________________

PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

SIGNATURE GUARANTEE (SEE INSTRUCTION 3 BELOW)
CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

                                 _______________________________________________
                                 (Name of Eligible Institution Guaranteeing
                                 Signatures)
                                 _______________________________________________
                                 _______________________________________________
                                 _______________________________________________
                                 (Address (including zip code) and Telephone
                                 Number (including area code) of Firm)

                                 _______________________________________________
                                 Authorized Signature

                                 _______________________________________________
                                 Title

                                 _______________________________________________
                                 Printed Name

                                 Date: ____________, 1999

                                     BOX 3
                   TO BE COMPLETED BY ALL TENDERING HOLDERS

                           PAYOR'S NAME: __________

                                                    Part 1                                   Social Security Number or
                                                    Please provide your Taxpayer             Employer Identification
                                                    Identification Number in the box         Number________________________
                                                    at right and certify by
                                                    signing and dating below.

SUBSTITUTE                                         Part 2 [_]
Form W-9                                           Check the box if you are NOT subject to back-up withholding
Department of the Treasury, Internal Revenue       under the provisions of Section 2406(a)(1)(C) of the Internal
Service                                            Revenue Code because (a) you have not been notified that you are subject to back-up withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue
                                                   Service has notified you that you are no longer subject to back-up withholding.


Payor's Request for Taxpayer                       Part 3 [_]
Identification Number (TIN)                        Check if awaiting TIN

CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE

                                 Signature______________________________________

                                 Date___________________________________________

                                 Name___________________________________________
                                     (Please Print)

                         BOX 4                                                     BOX 5
             SPECIAL ISSUANCE INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
               (See Instructions 3 and 4)                               (See Instructions 3 and 4)
To be completed ONLY if certificates for debentures in    To be completed ONLY if certificates for debentures in
a principal amount not exchanged, or in the case of       a principal amount not exchanged, or Exchange Notes,
debentures tendered by book-entry transfer a return       are to be sent to someone other than the person whose
credit to an account maintained by Metropolitan, or       signature appears in Box 2 or to an address other than
Exchange Notes, are to be issued in the name of           that shown in Box 1.
someone other than the person whose signatures appear
in Box 2.

Issue and deliver:                                        Deliver:
(check appropriate boxes)                                 (check appropriate boxes)
[_] Amount of debentures not tendered                      [_] Amount of debentures not tendered
[_] Exchange Notes, to:                                    [_] Exchange Notes, to:
(Please print or type)                                    (Please print or type)
Name:_______________________________________________      Name:________________________________________________
Address:____________________________________________      Address:_____________________________________________
____________________________________________________      _____________________________________________________
____________________________________________________      _____________________________________________________
Please complete the Substitute Form W-9 at Box 3.         Please complete the Substitute Form W-9 at Box 3.
Tax I.D. or Social Security Number:                       Tax I.D. or Social Security Number:
____________________________________________________      _____________________________________________________

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this letter and Certificates. Certificates for debentures, or a book-entry transfer, as the case may be, as well as a properly completed and duly executed copy of this letter and any other documents required by this letter, must be received by the exchange agent at its address contained herein on or before the expiration date. The method of delivery of this letter, certificates for debentures and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the exchange agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

     We may require the tendered debentures to be endorsed or accompanied by written instruments of transfer in form satisfactory to the Issuer and duly executed by the registered holder and the signature on the endorsement or instrument of transfer guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act. If the Exchange Notes and/or debentures not exchanged are to be delivered to an address other than that of the registered holder appearing on the register for the debentures, the signature on the letter of transmittal must be guaranteed by an Eligible Institution.

     Any beneficial owner whose debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender debentures should contact the holder promptly and instruct the holder to tender debentures on the beneficial owner's behalf. If the beneficial owner wishes to tender the debentures himself, the beneficial owner must, prior to completing and executing the letter of transmittal and delivering the debentures, either make appropriate arrangements to register ownership of the debentures in the beneficial owner's name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

     Holders whose debentures are not immediately available or who cannot deliver their debentures, or a book-entry transfer, as the case may be, and all other required documents to the exchange agent on or before the expiration date may tender their debentures pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (a) tender must be made by or through an Eligible Institution; (b) prior to the expiration date, the exchange agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (1) setting forth the name and address of the holder, the description of the debentures and the principal amount of debentures tendered, (2) stating that the tender is being made thereby and (3) guaranteeing that, within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this letter together with the certificates representing the debentures, or a book-entry transfer, as the case may be, and any other documents required by this letter will be deposited by the Eligible Institution with the exchange agent; and (c) the certificates for all tendered debentures, or a book-entry transfer, as the case may be, as well as all other documents required by this letter, must be received by the exchange agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "THE EXCHANGE OFFER--How to Tender."

     The method of delivery of debentures and all other documents is at the election and risk of the holder. If sent by mail, it is recommended that registered mail, return receipt requested, be used, proper insurance be obtained, and the mailing be made sufficiently in advance of the expiration date to permit delivery to the exchange agent on or before the expiration date.

     Unless an exemption applies under the applicable law and regulations concerning "backup withholding" of federal income tax, the exchange agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a holder pursuant to the Exchange Offer if the holder does not provide his or her taxpayer identification number (social security number or employer identification number) and certify that such number is correct. Each tendering holder should complete and sign the main signature form and the Substitute Form W-9 included as part of the letter of transmittal, so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Issuer and the exchange agent.

     If a holder desires to tender debentures in the Exchange Offer and time will not permit a letter of transmittal or debentures to reach the exchange agent before the expiration date, a tender may be effected if the exchange agent has received at its office listed on the back cover hereof on or prior to the expiration date a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the principal amount of the debentures being tendered, the names in which the debentures are registered and, if possible, the certificate numbers of the debentures to be tendered, and stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the debentures, in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed letter of transmittal (and any other required documents). Unless debentures being tendered by the above-described method, or by a timely book-entry transfer, are deposited with the exchange agent within the time period set forth above (accompanied or preceded by a properly completed letter of transmittal and any other required documents), the Issuer may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the exchange agent.

     A tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed letter of transmittal accompanied by the debentures, or by a timely book-entry transfer, is received by the exchange agent. Issuances of Exchange Notes in exchange for debentures tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the letter of transmittal (and any other required documents) and the tendered debentures, or by a timely book-entry transfer.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance (including the decision of which debentures to accept for exchange in the case of an over subscription of the offering as described in the Prospectus) of tendered debentures will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders for any reason. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular debentures. All tendering holders, by execution of this letter, waive any right to receive notice of acceptance of their debentures. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the letter of transmittal and the instructions thereto) will be final and binding.

     Neither the Issuer, the exchange agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     2. Partial Tenders. If less than the entire principal amount of any debenture evidenced by a submitted certificate, or by a timely book-entry transfer, is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the debentures represented by a certificate delivered to the exchange agent, or by a timely book-entry transfer, will be deemed to have been tendered unless otherwise indicated. A certificate for debentures not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the expiration date, in the event that less than the entire principal amount of debentures represented by a submitted certificate is tendered. In the case of debentures tendered by book-entry transfer, the non-exchanged debentures will be credited to an account maintained by the holder with Metropolitan.

     3. Signatures On This letter; Assignments; Guarantee Of Signatures. If this letter is signed by the holder(s) of debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such debentures, without alteration, enlargement or any change whatsoever.

     If any of the debentures tendered hereby are owned by two or more joint owners, all owners must sign this letter. If any tendered debentures are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are names in which certificates are held.

     If this letter is signed by the holder of record and (a) the entire principal amount of the holder's debentures are tendered; and/or (b) untendered debentures, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered debentures, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this letter.

     If this letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer.

     Signatures on this letter must be guaranteed by an Eligible Institution, unless debentures are tendered: (a) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this letter; or (b) for the account of an Eligible Institution. In the event that the signatures in this letter are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program ("STAMP"), The New York Stock Exchanges Medallion Signature Program ("MSP") or The Stock Exchanges Medallion Program ("SEMP"). If debentures are registered in the name of a person other than the signer of this letter, the debentures surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

     4. Special Issuance and Delivery Instructions. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for debentures not exchanged are to be issued or sent, if different from the name and address of the person signing this letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering debentures by book-entry transfer may request debentures not exchanged be credited to the account maintained by Metropolitan as the holder may designate.

     5. Tax Identification Number. Federal income tax law requires that a holder whose tendered debentures are accepted for exchange must provide the exchange agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the exchange agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (a) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; (b) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (c) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the debentures are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

     6. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the transfer of debentures to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for debentures not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this letter, or if a transfer tax is imposed by any reason other than the transfer of debentures to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this letter, the amount of transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this letter.

     7. Waiver of Conditions. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any debentures tendered.

     8. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder whose certificates for debentures have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above, for further instructions.

     9. Requests For Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this letter, may be directed to the exchange agent.

     IMPORTANT: THIS LETTER (TOGETHER WITH CERTIFICATES REPRESENTING TENDERED DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE OF THE OFFERING, AS STATED IN THE PROSPECTUS.